Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

($ in millions, except per share data)	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$1,179	$1,079
Restricted cash	75	74
Accounts receivable, net	314	593
Short-term derivative assets	592	637
Other current assets	218	226
Total current assets	2,378	2,609
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	11,827	11,468
Unproved properties	1,799	1,806
Other property and equipment	499	497
Total property and equipment	14,125	13,771
Less: accumulated depreciation, depletion and amortization	(4,068)	(3,674)
Total property and equipment, net	10,057	10,097
Long-term derivative assets	46	74
Deferred income tax assets	926	933
Other long-term assets	611	663
Total assets	$14,018	$14,376

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$317	$425
Accrued interest	41	39
Short-term derivative liabilities	5	3
Other current liabilities	657	847
Total current liabilities	1,020	1,314
Long-term debt, net	2,025	2,028
Long-term derivative liabilities	1	9
Asset retirement obligations, net of current portion	269	265
Other long-term liabilities	21	31
Total liabilities	3,336	3,647
Contingencies and commitments
Stockholders' equity:
Common stock, $0.01 par value, 450,000,000 shares authorized: 130,958,675 and 130,789,936 shares issued	1	1
Additional paid-in capital	5,758	5,754
Retained earnings	4,923	4,974
Total stockholders' equity	10,682	10,729
Total liabilities and stockholders' equity	$14,018	$14,376

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended March 31,
	2024	2023
($ in millions, except per share data)
Revenues and other:
Natural gas, oil and NGL	$589	$1,453
Marketing	312	652
Natural gas and oil derivatives	172	930
Gains on sales of assets	8	335
Total revenues and other	1,081	3,370
Operating expenses:
Production	59	131
Gathering, processing and transportation	173	264
Severance and ad valorem taxes	29	69
Exploration	2	7
Marketing	323	651
General and administrative	47	35
Depreciation, depletion and amortization	399	390
Other operating expense, net	17	3
Total operating expenses	1,049	1,550
Income from operations	32	1,820
Other income (expense):
Interest expense	(19)	(37)
Other income	20	10
Total other income (expense)	1	(27)
Income before income taxes	33	1,793
Income tax expense	7	404
Net income	$26	$1,389
Earnings per common share:
Basic	$0.20	$10.31
Diluted	$0.18	$9.60
Weighted average common shares outstanding (in thousands):
Basic	130,893	134,742
Diluted	141,752	144,731

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended March 31,
($ in millions)	2024	2023
Cash flows from operating activities:
Net income	$26	$1,389
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	399	390
Deferred income tax expense	7	378
Derivative gains, net	(172)	(930)
Cash receipts (payments) on derivative settlements, net	228	(285)
Share-based compensation	9	7
Gains on sales of assets	(8)	(335)
Other	(13)	12
Changes in assets and liabilities	76	263
Net cash provided by operating activities	552	889
Cash flows from investing activities:
Capital expenditures	(421)	(497)
Receipts of deferred consideration	60	—
Contributions to investments	(19)	(39)
Proceeds from divestitures of property and equipment	6	931
Net cash provided by (used in) investing activities	(374)	395
Cash flows from financing activities:
Proceeds from Credit Facility	—	1,000
Payments on Credit Facility	—	(2,050)
Cash paid to repurchase and retire common stock	—	(54)
Cash paid for common stock dividends	(77)	(175)
Net cash used in financing activities	(77)	(1,279)
Net increase in cash, cash equivalents and restricted cash	101	5
Cash, cash equivalents and restricted cash, beginning of period	1,153	192
Cash, cash equivalents and restricted cash, end of period	$1,254	$197

Cash and cash equivalents	$1,179	$130
Restricted cash	75	67
Total cash, cash equivalents and restricted cash	$1,254	$197

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Three Months Ended March 31, 2024
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,720	2.03	—	—	—	—	1,720	2.03
Haynesville	1,478	2.03	—	—	—	—	1,478	2.03
Total	3,198	2.03	—	—	—	—	3,198	2.03

Average NYMEX Price		2.24		—
Average Realized Price (including realized derivatives)		2.85		—		—		2.85

	Three Months Ended March 31, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,974	3.47	—	—	—	—	1,974	3.47
Haynesville	1,549	2.88	—	—	—	—	1,549	2.88
Eagle Ford	128	1.97	54	76.82	16	26.71	546	8.82
Total	3,651	3.17	54	76.82	16	26.71	4,069	3.97

Average NYMEX Price		3.42		76.13
Average Realized Price (including realized derivatives)		2.74		66.79		26.71		3.45

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Three Months Ended March 31,
	2024	2023
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$105	$118
Haynesville	195	259
Eagle Ford	—	123
Total drilling and completion capital expenditures	300	500
Non-drilling and completion - field	35	24
Non-drilling and completion - corporate	19	20
Total capital expenditures	$354	$544

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income, Adjusted Diluted Earnings Per Common Share, Adjusted EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance, (b) these financial measures are comparable to estimates provided by certain securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provided by the company generally excludes information regarding these types of items.

Chesapeake's definitions of each non-GAAP measure presented herein are provided below. Because not all companies or securities analysts use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similarly titled measures of other companies or securities analysts.

Adjusted Net Income: Adjusted Net Income is defined as net income (loss) adjusted to exclude unrealized (gains) losses on natural gas and oil derivatives, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Net Income facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Net Income should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Adjusted Diluted Earnings Per Common Share: Adjusted Diluted Earnings Per Common Share is defined as diluted earnings (loss) per common share adjusted to exclude the per diluted share amounts attributed to unrealized (gains) losses on natural gas and oil derivatives, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Diluted Earnings Per Common Share facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Diluted Earnings Per Common Share should not be considered an alternative to, or more meaningful than, earnings (loss) per common share as presented in accordance with GAAP.

Adjusted EBITDAX: Adjusted EBITDAX is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization expense, exploration expense, unrealized (gains) losses on natural gas and oil derivatives, separation and other termination costs, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results. Adjusted EBITDAX is presented as it provides investors an indication of the company's ability to internally fund exploration and development activities and service or incur debt. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Free Cash Flow: Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures. Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders. Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Adjusted Free Cash Flow: Adjusted Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures and cash contributions to investments, adjusted to exclude certain items management believes affect the comparability of operating results. Adjusted Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders and is used to determine Chesapeake's quarterly variable dividend. Adjusted Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Net Debt: Net Debt is defined as GAAP total debt excluding premiums, discounts, and deferred issuance costs less cash and cash equivalents. Net Debt is useful to investors as a widely understood measure of liquidity and leverage, but this measure should not be considered as an alternative to, or more meaningful than, total debt presented in accordance with GAAP.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME (unaudited)

	Three Months Ended March 31,
($ in millions)	2024	2023
Net income (GAAP)	$26	$1,389

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	67	(1,119)
Gains on sales of assets	(8)	(335)
Other operating expense, net	19	7
Other	(8)	(6)
Tax effect of adjustments(a)	(16)	334
Adjusted net income (Non-GAAP)	$80	$270

(a)	The three month periods ended March 31, 2024 and March 31, 2023 include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%.

RECONCILIATION OF EARNINGS PER COMMON SHARE TO ADJUSTED DILUTED EARNINGS PER COMMON SHARE (unaudited)

	Three Months Ended March 31,
($/share)	2024	2023
Earnings per common share (GAAP)	$0.20	$10.31
Effect of dilutive securities	(0.02)	(0.71)
Diluted earnings per common share (GAAP)	$0.18	$9.60

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	0.47	(7.73)
Gains on sales of assets	(0.06)	(2.32)
Other operating expense, net	0.14	0.05
Other	(0.06)	(0.04)
Tax effect of adjustments(a)	(0.11)	2.31
Adjusted diluted earnings per common share (Non-GAAP)	$0.56	$1.87

(a)	The three month periods ended March 31, 2024 and March 31, 2023 include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAX (unaudited)

	Three Months Ended March 31,
	2024	2023
($ in millions)
Net income (GAAP)	$26	$1,389

Adjustments:
Interest expense	19	37
Income tax expense	7	404
Depreciation, depletion and amortization	399	390
Exploration	2	7
Unrealized (gains) losses on natural gas and oil derivatives	67	(1,119)
Gains on sales of assets	(8)	(335)
Other operating expense, net	19	7
Other	(23)	(6)
Adjusted EBITDAX (Non-GAAP)	$508	$774

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW (unaudited)

	Three Months Ended March 31,
	2024	2023
($ in millions)
Net cash provided by operating activities (GAAP)	$552	$889
Cash capital expenditures	(421)	(497)
Free cash flow (Non-GAAP)	131	392
Cash contributions to investments	(19)	(39)
Free cash flow associated with divested assets(a)	—	(112)
Adjusted free cash flow (Non-GAAP)	$112	$241

(a)	In March and April of 2023, we closed two divestitures of certain Eagle Ford assets. Due to the structure of these transactions, both of which had an effective date of October 1, 2022, the cash generated by these assets was delivered to the respective buyers through a reduction in the proceeds we received at the closing of each transaction.

RECONCILIATION OF TOTAL DEBT TO NET DEBT (unaudited)

($ in millions)	March 31, 2024
Total debt (GAAP)	$2,025
Premiums and issuance costs on debt	(75)
Principal amount of debt	1,950
Cash and cash equivalents	(1,179)
Net debt (Non-GAAP)	$771